Exhibit 99.2

                             CERTIFICATION OF 10KSB

I,  Cathleen  Shoenfeld of Eldorado  Artesian  Springs,  Inc.  (the  "Company"),
certify,  pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002, 18 U.S.C.
Section 1350 that:

     (1)  The Annual  Report on Form  10-KSB of the  Company  for the year ended
          March 31, 2003 (the "Report") fully complies with the  requirements of
          Section 13 (a) or 15 (d) of the  Securities  Exchange  Act of 1934 (15
          U.S.C. 78m or 78o(d)); and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                        /s/ Cathleen Shoenfeld

Dated:  June 30, 2003